UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2007

VERICHIP CORPORATION
 (Exact name of registrant as specified in its charter)

DELAWARE	001-33297	06-1637809
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1690 SOUTH CONGRESS AVENUE, SUITE 200 DELRAY BEACH, FLORIDA	33445
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 561-805-8008

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On June 14, 2007, the stockholders of VeriChip Corporation, a Delaware corporation (“VeriChip”), approved and adopted the VeriChip 2007 Stock Incentive Plan (the “Plan”), under which employees, including officers and directors, and consultants may receive awards. Awards under the Plan include incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock performance units, performance shares, cash awards and other stock based awards. The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants, to promote the success of VeriChip’s business and to link participants’ directly to stockholder interests through increased stock ownership.

The Plan may be administered by the Board of Directors or by one or more committees of the Board of Directors (the “Administrator”). Subject to the provisions of the Plan, the Administrator has the power to determine the terms of each award granted, including the exercise price, the number of shares subject to the award and the exercisability thereof.

The aggregate number of shares of VeriChip common stock that may be subject to awards under the Plan, subject to adjustment upon a change in capitalization, is 1,000,000 shares. Such shares of common stock may be authorized, but unissued, or reacquired shares of common stock. Shares of common stock that were subject to Plan awards that expire or become unexercisable without having been exercised in full shall become available for future awards under the Plan.

A description of the material terms of the Plan was included in VeriChip’s 2007 Proxy Statement, under the caption “Approval and Adoption of the Verichip Corporation 2007 Stock Incentive Plan,” which description is incorporated herein by reference. The foregoing description of the Plan is qualified in its entirety by reference to the actual terms of the Plan, which is filed with this Current Report on Form 8-K as Exhibit 10.1.

Section 9 — Financial Statements and Exhibits

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	VeriChip Corporation 2007 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VeriChip Corporation

Date: June 20, 2007

/s/ William J. Caragol
William J. Caragol
President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	VeriChip Corporation 2007 Stock Incentive Plan